UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2013
Date of Report (Date of earliest event reported)

NANO LABS CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-171658	84-1307164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Ford Building 615 Griswold Street, 17th Floor Suite 1715 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

(888) 806-2315
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asus Global Notes

Effective on September 17, 2013, Nano Labs Corp., a Colorado corporation (the “Company”), entered into two convertible promissory notes with Asus Global Holding Inc. ("Asus Global") as follows: (i) convertible promissory note dated March 31, 2013 in the principal amount of $350,000.00, which represents those funds advanced by Asus Global to the Company during the third quarter ended March 31, 2013 and which further provides for conversion of the principal at a conversion price equal to 50% discount of the then trading price of the Company's common stock on the OTC Markets on the date of conversion; and (ii) convertible promissory note dated September 17, 2013 in the principal amount of $275,000.00, which represents those funds advanced by Asus Global to the Company on September 17, 2013 and which further provides for conversion of the principal at a conversion price equal to 50% discount of the then trading price of the Company's common stock on the OTC Markets on the date of conversion (collectively, the "Asus Global Notes").

Globe Financial Notes

Effective on September 17, 2013, the Company entered into those certain converiblte promissory notes with Globe Financial Corp. (“Globe Financial”) dated December 30, 2012 in the principal amount of $201,000.00 and $90,000.00, respectively (collectively, the "Globe Financial Notes"), which represent those funds advanced by Globe Financial to the Company during the second quarter ended December 31, 2012 for working capital purposes and which further provide for conversion of the principal at a conversion price equal to 50% discount of the then trading price of the Company's common stock on the OTC Markets on the date of conversion.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Convertible Promissory Note dated March 31, 2013 between Nano Labs Corp. and Asus Global Holding Inc.

10.2	Convertible Promissory Note dated September 17, 2013 between Nano Labs Corp. and Asus Global Holding Inc.

10.3	Convertible Promissory Note dated December 30, 2012 between Nano Labs Corp. and Globe Financial Corp.

10.4	Convertible Promissory Note dated December 31, 2012 between Nano Labs Corp. and Globe Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO LABS CORP.

DATE: OCTOBER 9, 2013	/s/ Bernardo Camacho Chararria
Name: Bernardo Camacho Chararria Title: President/Chief Executive Officer

__________